UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22442
                                                    -----------

                    First Trust High Income Long/Short Fund
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             -----------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
                ------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: April 30, 2012
                                             ----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FIRST TRUST

                                                                     First Trust
                                                                     High Income
                                                                 Long/Short Fund



                                                              Semi-Annual Report
                                                        For the Six Months Ended
                                                                  April 30, 2012

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2012

Shareholder Letter ........................................................... 1
At A Glance................................................................... 2
Portfolio Commentary ......................................................... 3
Portfolio of Investments ..................................................... 6
Schedule of Forward Foreign Currency Contracts................................15
Statement of Assets and Liabilities...........................................16
Statement of Operations.......................................................17
Statements of Changes in Net Assets...........................................18
Statement of Cash Flows.......................................................19
Financial Highlights..........................................................20
Notes to Financial Statements.................................................21
Additional Information........................................................28

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or MacKay Shields LLC ("MacKay" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MacKay are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2012

Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust High Income Long/Short Fund (the "Fund").

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust High Income Long/Short Fund and Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST HIGH INCOME LONG/SHORT FUND
"AT A GLANCE"
APRIL 30, 2012 (UNAUDITED)

------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------

Symbol on NYSE                                                    FSD
Common Share Price                                             $18.20
Common Share Net Asset Value ("NAV")                           $18.38
Premium (Discount) to NAV                                     (0.98)%
Net Assets Applicable to Common Shares                   $662,626,728
Current Monthly Distribution per Common Share (1)             $0.1335
Current Annualized Distribution per Common Share              $1.6020
Current Distribution Rate on Closing Common Share Price (2)     8.80%
Current Distribution Rate on NAV (2)                            8.72%
------------------------------------------------------------------------


------------------------------------------------
 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------
                Common Share Price       NAV
4/11            $19.14                   $20.12
                 19.10                    19.99
                 19.29                    20.04
                 19.02                    20.03
5/11             19.22                    19.88
                 18.90                    19.65
                 18.61                    19.43
                 18.59                    19.24
6/11             18.35                    19.16
                 18.85                    19.32
                 18.56                    19.41
                 18.46                    19.28
                 18.80                    19.38
7/11             17.92                    19.24
                 16.92                    18.50
                 16.46                    17.66
                 16.21                    17.61
8/11             16.21                    17.43
                 16.37                    17.59
                 15.99                    17.38
                 15.93                    17.32
                 15.49                    16.86
9/11             16.02                    16.53
                 14.65                    16.22
                 15.70                    16.80
                 16.10                    17.20
10/11            16.48                    17.89
                 16.24                    17.56
                 15.93                    17.35
                 15.79                    17.12
11/11            15.38                    16.69
                 15.48                    16.87
                 15.66                    17.04
                 15.30                    16.89
                 15.38                    17.10
12/11            15.27                    17.02
                 15.70                    17.29
                 16.06                    17.39
                 16.43                    17.65
1/12             16.85                    17.96
                 17.06                    18.04
                 17.24                    18.11
                 17.55                    18.18
2/12             17.78                    18.34
                 17.82                    18.39
                 18.01                    18.34
                 18.09                    18.50
                 17.94                    18.46
3/12             18.13                    18.46
                 18.05                    18.27
                 17.92                    18.14
                 17.94                    18.21
                 18.16                    18.36
4/12             18.20                    18.38
------------------------------------------------


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                             Average Annual Total Return
                                             6 Months Ended    1 Year Ended     Inception (9/27/2010)
                                                4/30/2012        4/30/2012          to 4/30/2012
FUND PERFORMANCE (3)
NAV                                               8.14%           0.26%                 5.81%
Market Value                                     14.74%           4.36%                 2.15%
INDEX PERFORMANCE
Bank of America Merrill Lynch U.S. High
  Yield Master II Constrained Index               6.45%           5.10%                 9.04%
--------------------------------------------------------------------------------------------------------


----------------------------------------------------------
                                            % OF LONG-TERM
 INDUSTRY CLASSIFICATION                      INVESTMENTS
----------------------------------------------------------
Services                                        18.7%
Basic Industry                                  14.1
Energy                                          10.2
Insurance                                        7.2
Financial Services                               7.1
Banking                                          7.1
Automotive                                       6.5
Capital Goods                                    6.3
Telecommunications                               5.4
Technology & Electronics                         3.8
Utility                                          3.0
Media                                            2.4
Healthcare                                       2.4
Consumer Non-Cyclical                            2.1
Asset-Backed Securities                          1.8
Mortgage-Backed Securities                       0.9
Real Estate                                      0.5
Consumer Cyclical                                0.5
-------------------------------------------------------
                                  Total        100.0%
                                              ========


----------------------------------------------------------
                                            % OF LONG-TERM
ASSET CLASSIFICATION                         INVESTMENTS
----------------------------------------------------------
Corporate Bonds and Notes                       74.5%
Foreign Corporate Bonds and Notes               17.7
Senior Floating-Rate Loan Interests              3.6
Asset-Backed Securities                          1.8
Common Stocks                                    1.3
Collateralized Mortgage Obligations              0.6
Commercial Mortgage-Backed Secrities             0.3
Warrants                                         0.2
--------------------------------------------------------
                                  Total        100.0%
                                              ========


----------------------------------------------------------
                                               % OF LONG
                                             FIXED-INCOME
CREDIT QUALITY (4)                           INVESTMENTS
---------------------------------------------------------
BBB- and above                                  17.8%
BB                                              30.3
B                                               42.9
CCC and below                                    8.4
NR                                               0.6
---------------------------------------------------------
                                  Total        100.0%
                                              ========


---------------------------------------------------------
                                              % OF TOTAL
COUNTRY EXPOSURE                             INVESTMENTS

---------------------------------------------------------
United States                                   82.4%
United Kingdom                                   3.3
Netherlands                                      2.7
Luxembourg                                       2.7
Canada                                           1.9
Cayman Islands                                   1.4
Germany                                          1.2
Australia                                        0.9
Brazil                                           0.7
Liberia                                          0.7
Venezuela                                        0.7
Ireland                                          0.5
Finland                                          0.5
Bermuda                                          0.4
---------------------------------------------------------
                                  Total        100.0%
                                              ========

(1) Most recent distribution paid or declared through 4/30/2012. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2012. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher.

                              PORTFOLIO COMMENTARY

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND - FSD
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2012

                                  SUB-ADVISOR

MacKay Shields LLC ("MacKay Shields" or the "Sub-Advisor") is a registered investment adviser founded in 1938, and is Sub-Advisor to First Trust High Income Long/Short Fund (the "Fund"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange. As of April 30, 2012, MacKay Shields had approximately $66.2 billion in assets under management.

FIRST TRUST HIGH INCOME LONG/SHORT FUND
The Fund commenced trading on September 30, 2010. The Fund's primary investment objective is to provide current income. As a secondary objective, the Fund seeks capital appreciation. The Fund is designed to give investors a portfolio for varying market cycles and economic conditions. In an expanding economy, the strategy of buying U.S. and foreign (including emerging markets) high-yield corporate securities that are rated below investment-grade is designed to generate monthly income and capital appreciation (total return over the long term). However, if the market takes a downturn, the "short" strategy of having sold borrowed securities that the Global Fixed Income Team ("Investment Team") of MacKay Shields believes could decline in price, may help lessen the impact of a significant net asset value decline.

                           PORTFOLIO MANAGEMENT TEAM

DAN ROBERTS, PHD
SENIOR MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER, GLOBAL FIXED INCOME DIVISION Mr. Roberts has 35 years of investment experience. During Mr. Roberts' career, he has served as a Chief Investment Officer/Managing Director and head of several fixed-income groups. His regulatory and government experience includes two years at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a PhD from University of Iowa. In October 2004, Mr. Roberts joined MacKay Shields when the firm acquired the fixed-income assets of Pareto Partners.

LOUIS N. COHEN, CFA
MANAGING DIRECTOR, GLOBAL FIXED-INCOME DIVISION
Mr. Cohen has 34 years of investment experience. During his career, Mr. Cohen has served as a Core/Core Plus Portfolio Manager and was Co-Chairman of a Credit Committee. He has extensive credit experience, beginning in a Commercial Banking Department. He began to specialize in fixed-income in 1981, and became a fixed-income credit manager at several major firms. With experience in the fixed-income markets since 1978, Mr. Cohen is a past President of the Capital Markets Credit Analyst Society and a member of the New York Society of Security Analysts. Mr. Cohen received his BA and MBA from New York University. He also holds the Chartered Financial Analyst designation. Mr. Cohen joined MacKay Shields in October 2004 when the firm acquired the fixed-income assets of Pareto Partners.

MICHAEL KIMBLE, CFA
MANAGING DIRECTOR, GLOBAL FIXED-INCOME DIVISION
Mr. Kimble has 28 years of investment experience. During Mr. Kimble's career, he has served as a fixed-income credit analyst, a high-yield bond analyst and a portfolio manager. He has also been Co-Chairman of a Credit Committee. With fixed-income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations. Mr. Kimble received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. He also holds the Chartered Financial Analyst designation. Mr. Kimble joined MacKay Shields in October 2004 when the firm acquired the fixed-income assets of Pareto Partners.

TAYLOR WAGENSEIL
MANAGING DIRECTOR, GLOBAL FIXED-INCOME DIVISION
Mr. Wagenseil has 33 years of investment experience. During his career, Mr. Wagenseil has served as a specialist in troubled loan workouts and recoveries. He headed a High Yield Commercial Paper Research department and has been a managing director of a Financial Restructuring Group. He was a Senior Portfolio Manager for High Yield and High Yield Arbitrage Portfolios. His public service and military experience includes the U.S. Navy (Lieutenant) during the Vietnam War and five years as the Commissioner, Department of Elderly Affairs for the City of Boston. Mr. Wagenseil received a BA from Dartmouth College and an MBA (finance) from the Harvard Business School. Mr. Wagenseil joined MacKay Shields in October 2004 when the firm acquired the fixed-income assets of Pareto Partners.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

MARKET RECAP
This report covers the First Trust High Income Long/Short Fund (the "Fund") for the six-month period ended April 30, 2012.

In general, the rally that began in the latter part of 2011 continued into 2012, although it slackened as the year progressed due to concerns surrounding the European sovereign debt crisis. During the last six months, risk assets were rewarded. Equity markets soared in the U.S., with the S&P 500 Index up 12.77% and the small cap Russell 2000 Index gaining 11.02%. The Merrill Lynch High Yield Master II Constrained Index increased by 6.45%. However, the MSCI EAFE Index only returned 2.71% due to the concerns about Europe. The 10-year U.S. Treasury gained 3.83% as the yield declined 26 basis points (bps).

Reflecting back to the start of the period covered by this report, November opened with a flight to quality, as investors' fears once again resurfaced due to disappointment with European political leaders' inability to deliver a comprehensive solution to the sovereign debt crisis after they previously announced that they finally understood the severity of the situation. Fortunately, the sentiment in the market brightened in December, when a distinction was made between Europe and the other global economies, most notably the U.S., that are experiencing moderate growth. Economic statistics, particularly in the U.S., suggested that fears of a global recession were unwarranted. Underpinning investors' fears during the fall of 2011 was a concern that U.S. consumers would fall back into the retrenchment mode that we saw when the U.S. was in recession. However, during the close of 2011 and into the first quarter of 2012, consumer confidence increased significantly. We believe that the main reason for this increase is that job growth accelerated. All of this led U.S. consumers to moderately increase spending while continuing to be disciplined about saving and decreasing the amount of debt they have outstanding. Through the end of the first quarter, housing and manufacturing also showed signs of improvement. Additionally, the FDIC reported that banks had their biggest quarterly increase in lending in four years. Further instilling confidence in the financial system, we saw most U.S. banks pass the Fed's stress test with only four of seventeen of the largest banks in the U.S. having to resubmit their capital plans (most notably Citigroup). We believe the single biggest factor behind the rally in the first quarter was the European Central Bank's (ECB) Long-Term Refinancing Operation (LTRO). On December 23rd, the ECB extended (euro)489 billion (or $638 billion) in 3 year loans to 523 banks. At the end of February, another tranche of the LTRO provided more financial institutions (800 in total) an additional (euro)525.5 billion (or $703 billion).

European politics again took center stage in April while concerns about moderating growth in the U.S. resurfaced. The problems in Spain were a focal point and pushed the yields of the Spanish 10-year government bond above 6% in the middle of the month, before ending at 5.76%. The GDP of Spain fell 0.3% in the first quarter, officially pushing the country into recession. As an indication of the troubles in the Spanish economy, the Bank of Spain announced that non-performing loans rose to 8.16%, the highest level since 1994, and Spanish banks almost doubled their borrowing from the ECB using the LTRO. But the concerns about Europe are broader based than just Spain. Fundamentally, the debate centers on whether the austerity plans that are in place, as well as those proposed, will provide sufficient growth for European economies. This debate has prompted protests in a number of nations; it caused the Dutch government to resign, and helped the political campaign of French Socialist candidate Francois Hollande. Even ECB president, Mario Draghi, has mentioned the need for a "growth compact." The statistics for Europe have been poor recently, which has furthered the case for those that would like to restrict, reject or repeal the austerity plans. The Euro zone unemployment rate stands at 10.9%, the highest since April 1997 when it last hit that level. The manufacturing Purchasing Managers' Index (PMI) for April was 45.9, which indicates a contraction and is well below March's 47.7. With all of that said, the IMF, in spite of warning that Europe's recovery is fragile, raised its forecast for global economic growth for this year and next.

In contrast, the U.S. is growing at a moderate pace, which has led to mixed economic data. The Purchasing Managers' Index in the U.S. for April rose to 54.8 from 53.4, which shows that manufacturing activity is expanding. GDP for the first quarter was 2.2%. However, several employment figures during the month indicated that the gains of the past several months are moderating. Housing statistics have also been mixed; for example, housing starts are down although building permits are up, new home sales have declined while pending home sales have increased. On a positive note, the first quarter earnings season showed solid progress with year over year increases in sales and earnings in all sectors except utilities, due to the mild winter. Essentially, there has been no clear reversal of growth, which in turn has supported the high-yield market.

The positive news from corporate earnings has supported the high-yield market to a greater degree than the equity market. Companies in the high-yield universe saw credit spreads narrow as fundamentals continued to improve. In this low-yield environment and with an uncertain outlook for many investors, both the supply and the demand sides of high-yield have been incredibly strong. In the first quarter, high-yield bond mutual funds saw net inflows for 17 consecutive weeks, totaling $24.5 billion. On the supply side of the equation, we have seen record issuance, with the first quarter totaling $108 billion, the largest quarter on record. The majority of this issuance has been to refinance existing debt.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE ANALYSIS
The Fund outperformed its benchmark for the six-month period ending April 30, 2012, with a net asset value ("NAV") total return1 of 8.14% compared with the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index, which returned 6.45%. For the period, the Fund traded from a discount to NAV of 6.68% to a discount to NAV of 0.98%, resulting in a market value total return1 of 14.74%. Our relative beta2 positioning continues to drive performance in this environment. Specifically, the rebound in financials helped the Fund's portfolio during the last six months, with its top performers including AIG, Egg, Ally, Bank of America and Springleaf. Housing was also a beneficiary of the positive economic news and the positive trends, which was reflected in the holdings in Beazer, Hovnanian and Standard Pacific.

However, the Fund's short position in Treasuries negatively impacted performance due to the rise in Treasury prices. Additionally, utilities and coal producers were under pressure during the period due to the warm winter weather, which lowered electricity and heating needs. Coal producers are under additional pressure as more utilities turn from coal to natural gas due to lower natural gas prices and the Obama Administration's new carbon-dioxide emissions regulations, which have virtually eliminated the planned construction of new coal-fired plants. Laggards in these sectors included the Fund's investments in Texas Competitive Electricity, Edison Mission, and NRG Energy, as well as coal producers Arch Coal, Alpha Natural Resources and Cloud Peak.

In November, the bankruptcy filing of AMR, the parent company to American Airlines, had an outsized negative impact on the Fund's portfolio for the quarter. While there had been some speculation for the past several months that AMR might file if it could not reach agreement on a new contract with the pilot's union, most observers thought this was just brinksmanship. This can clearly be seen by the fact that the pilot's union hadn't even retained bankruptcy counsel by the time of the filing and was scrambling with interviews a few days later. With $4.1 billion in cash, AMR did not have to file for bankruptcy at this time. However, in the face of militant unions, the board apparently believed that this was the only option to obtain competitive labor costs. CEO Gerard Arpey, who steered the company clear of a bankruptcy filing in 2002, resigned in protest. The Fund's holdings in the company are secured by various corporate assets (including planes) and we believe that probabilities favor better recoveries than initially expected by the market. The AMR bonds rallied significantly in the first quarter of 2012 above the pre-bankruptcy price level.

MARKET AND FUND OUTLOOK
There are some risks to global growth. As we have mentioned previously, one of our biggest concerns is whether the European Central Bank and the various European Union governments will be able to strike a proper balance between reducing debt, austerity and economic growth. We are encouraged by the ECB's response to the crisis so far and the balance struck by individual governments to ensure deleveraging will be manageable. Although we do not know the path that the resolution in Europe will take, we believe that the tools and the political will are there to resolve these issues. We are also following the economic environment in China as the levels of growth are slowing slightly. We believe the country's massive capital expenditure program is almost entirely domestically funded, and therefore not subject to capital flight. This, combined with the Chinese government's control of the financial system, makes any kind of dramatic slowdown in China unlikely. In addition, we have concerns about the potential risks of additional overt conflict in the Middle East between Israel and Iran. Finally, given the growth of the U.S. monetary base, we are concerned about the potential inflationary implications in the intermediate term.

In spite of these concerns, we believe that the global, and specifically the U.S., economies will continue to grow, albeit at a modest pace. In our view, a low-growth environment supports the high-yield market better than the equity market, which needs strong growth to justify expansion of earnings multiples. Additionally, the high-yield market collects an attractive yield in this low-rate environment relative to other fixed-income asset classes. Our favorable view of high-yield has led to our beta positioning, which is somewhat above the market and we do not expect any noteworthy changes in the Fund's portfolio positioning until significantly tighter spreads justify a more defensive posture.


-----------------------------
1 Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

2  Beta is a measure of volatility or risk relative to the market as a whole.

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 2012 (UNAUDITED)

   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY         VALUE
-------------  ----------------------------------------------------------------   -------   ----------   -------------
CORPORATE BONDS AND NOTES - 88.0%

               AUTOMOTIVE - 4.2%
$     334,000  Chrysler Group LLC/Chrysler Group Co-Issuer, Inc. ..............    8.00%     06/15/19    $     347,360
    2,992,000  Chrysler Group LLC/Chrysler Group Co-Issuer, Inc. ..............    8.25%     06/15/21        3,111,680
    2,376,000  Ford Motor Co. (a)..............................................    9.22%     09/15/21        2,940,300
      553,000  Ford Motor Co. (a)..............................................    8.90%     01/15/32          713,370
    3,000,000  Ford Motor Co. (a)..............................................    7.75%     06/15/43        3,375,000
    2,480,000  Ford Motor Co. (a)..............................................    9.98%     02/15/47        3,317,000
   21,000,000  General Motors Unsecured Claim Trust Units (b)..................      N/A          N/A          216,300
    5,396,000  Goodyear Tire & Rubber (The) Co. ...............................    7.00%     05/15/22        5,382,510
    3,122,000  Navistar International Corp. (a)................................    8.25%     11/01/21        3,387,370
    4,552,000  Tomkins Inc., LLC ..............................................    9.00%     10/01/18        5,086,860
                                                                                                         -------------
                                                                                                            27,877,750
                                                                                                         -------------

               BANKING - 4.1%
    2,285,000  Ally Financial, Inc. ...........................................    8.00%     11/01/31        2,627,750
      740,000  Ally Financial, Inc. ...........................................    8.00%     11/01/31          838,895
    5,610,000  Bank of America Corp. ..........................................    7.63%     06/01/19        6,474,849
    6,500,000  Capital One Capital III (a).....................................    7.69%     08/15/36        6,581,250
    6,550,000  Deutsche Postbank Funding Trust IV (EUR) (c) (d)................    5.98%     06/29/49        6,558,150
    4,000,000  Fifth Third Capital Trust IV (a) (d)............................    6.50%     04/15/37        3,980,000
                                                                                                         -------------
                                                                                                            27,060,894
                                                                                                         -------------

               BASIC INDUSTRY - 10.9%
    4,500,000  AK Steel Corp. (a)..............................................    8.38%     04/01/22        4,365,000
    5,250,000  Aleris International, Inc. .....................................    7.63%     02/15/18        5,499,375
    4,200,000  Alpha Natural Resources, Inc. (a)...............................    6.00%     06/01/19        3,948,000
      687,000  Alpha Natural Resources, Inc. ..................................    6.25%     06/01/21          644,063
    1,255,000  Arch Coal, Inc. (e).............................................    7.00%     06/15/19        1,129,500
      408,000  Arch Coal, Inc. ................................................    7.25%     10/01/20          367,200
    7,170,000  Associated Materials LLC .......................................    9.13%     11/01/17        6,488,850
    3,500,000  Boise Cascade LLC (a)...........................................    7.13%     10/15/14        3,517,500
    3,635,000  Boise Paper Holdings LLC/Boise Finance Co. (a)..................    9.00%     11/01/17        4,062,112
    1,357,000  Century Aluminum Co. (a)........................................    8.00%     05/15/14        1,390,925
    4,000,000  Cloud Peak Energy Resources Corp., LLC (a)......................    8.25%     12/15/17        4,060,000
    6,500,000  Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC .......    8.88%     02/01/18        6,841,250
    8,655,000  Huntsman International LLC (a)..................................    8.63%     03/15/21        9,920,794
    5,000,000  Momentive Performance Materials, Inc. ..........................    9.00%     01/15/21        4,350,000
    4,000,000  Polypore International, Inc. (a)................................    7.50%     11/15/17        4,220,000
    4,150,000  Texas Industries, Inc. (a)......................................    9.25%     08/15/20        4,067,000
    4,000,000  USG Corp. ......................................................    6.30%     11/15/16        3,840,000
    1,878,000  USG Corp. (e)...................................................    8.38%     10/15/18        1,976,595
    1,800,000  Vertellus Specialties, Inc. (e).................................    9.38%     10/01/15        1,548,000
                                                                                                         -------------
                                                                                                            72,236,164
                                                                                                         -------------

Page 6                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)

   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY         VALUE
-------------  ----------------------------------------------------------------   -------   ----------   -------------
CORPORATE BONDS AND NOTES - (CONTINUED)

               CAPITAL GOODS - 6.8%
$   6,390,000  American Railcar Industries, Inc. ..............................    7.50%     03/01/14    $   6,501,825
    3,500,000  Ducommun, Inc. .................................................    9.75%     07/15/18        3,718,750
    5,000,000  Manitowoc (The), Inc., Co. (a)..................................    8.50%     11/01/20        5,575,000
    1,860,000  Mueller Water Products, Inc. (a)................................    7.38%     06/01/17        1,873,950
    7,500,000  Reynolds Group Issuer, Inc., LLC (e)............................    9.50%     05/15/18        7,612,500
    1,600,000  Reynolds Group Issuer, Inc., LLC (e)............................    9.88%     08/15/19        1,670,000
      485,000  Reynolds Group Issuer, Inc., LLC (e)............................    9.88%     08/15/19          506,219
    7,500,000  Terex Corp. (a).................................................    8.00%     11/15/17        7,893,750
    4,000,000  Transdigm, Inc. (a).............................................    7.75%     12/15/18        4,380,000
    4,650,000  Triumph Group, Inc. (a).........................................    8.63%     07/15/18        5,196,375
                                                                                                         -------------
                                                                                                            44,928,369
                                                                                                         -------------

               CONSUMER CYCLICAL - 0.5%
    3,250,000  ACCO Brands Corp. ..............................................   10.63%     03/15/15        3,552,088
                                                                                                         -------------

               CONSUMER NON-CYCLICAL - 0.5%
    3,170,000  Libbey Glass, Inc. (a)..........................................   10.00%     02/15/15        3,395,863
                                                                                                         -------------

               ENERGY - 8.1%
    3,974,000  Berry Petroleum Co. ............................................    6.75%     11/01/20        4,242,245
    5,700,000  Chesapeake Energy Corp. (a).....................................    9.50%     02/15/15        6,241,500
    3,275,000  Everest Acquisition LLC/Everest Acquisition Finance, Inc. (e)...    9.38%     05/01/20        3,491,969
    3,000,000  Ferrellgas Finance Corp., L.P. (a)..............................    6.50%     05/01/21        2,752,500
      800,000  Frontier Oil Corp. (a)..........................................    6.88%     11/15/18          840,000
    2,850,000  Geokinetics Holdings USA, Inc. (a)..............................    9.75%     12/15/14        2,151,750
    2,654,000  Helix Energy Solutions Group, Inc. (e)..........................    9.50%     01/15/16        2,790,017
    4,000,000  Hornbeck Offshore Services, Inc. (a)............................    8.00%     09/01/17        4,340,000
    2,636,000  Linn Energy LLC/Linn Energy Finance Corp. (e)...................    6.25%     11/01/19        2,599,755
    5,240,000  Linn Energy LLC/Linn Energy Finance Corp. ......................    8.63%     04/15/20        5,750,900
    5,500,000  PHI, Inc. (a)...................................................    8.63%     10/15/18        5,665,000
    5,400,000  Regency Energy Partners L.P./Regency Energy Finance Corp. (a)...    9.38%     06/01/16        5,940,000
    3,248,000  Samson Investment Co. (e).......................................    9.75%     02/15/20        3,394,160
    3,425,000  Targa Resources Partners L.P./Targa Resources Partners Finance
                  Corp. (a)....................................................    7.88%     10/15/18        3,716,125
                                                                                                         -------------
                                                                                                            53,915,921
                                                                                                         -------------

               FINANCIAL SERVICES - 8.4%
   19,500,000  CIT Group, Inc. (e).............................................    7.00%     05/02/17       19,573,125
   10,500,000  GE Capital Trust IV (EUR) (c) (d)...............................    4.63%     09/15/66       11,800,095
      410,000  General Electric Capital Corp. (EUR) (c) (d)....................    5.50%     09/15/67          469,449
    7,500,000  Icahn Enterprises L.P./Icahn Enterprises Finance Corp. .........    8.00%     01/15/18        8,053,125
    3,280,000  Mcron Finance Sub LLC/ Mcron Finance Corp. (e)..................    8.38%     05/15/19        3,370,200
    8,000,000  SLM Corp. ......................................................    8.00%     03/25/20        8,540,000


                          See Notes to Financial Statements              Page 7

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)

   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY         VALUE
-------------  ----------------------------------------------------------------   -------   ----------   -------------
CORPORATE BONDS AND NOTES - (CONTINUED)
               FINANCIAL SERVICES - (CONTINUED)
$   5,000,000  Springleaf Finance Corp. .......................................    6.90%     12/15/17    $   4,106,250
                                                                                                         -------------
                                                                                                            55,912,244
                                                                                                         -------------

               HEALTHCARE - 2.8%
    5,880,000  Alere, Inc. ....................................................    9.00%     05/15/16        6,107,850
    3,207,000  Bausch & Lomb, Inc. (a).........................................    9.88%     11/01/15        3,391,402
    5,600,000  HCA Holdings, Inc. .............................................    7.75%     05/15/21        5,908,000
    3,150,000  Kinetic Concepts, Inc. (e)......................................   10.50%     11/01/18        3,264,188
                                                                                                         -------------
                                                                                                            18,671,440
                                                                                                         -------------

               INSURANCE - 7.1%
    2,450,000  American International Group, Inc. (EUR) (c) (d)................    8.00%     05/22/38        3,139,279
    1,800,000  American International Group, Inc. (EUR) (c) (d)................    4.88%     03/15/67        1,786,991
    3,050,000  American International Group, Inc. (GBP) (c) (d)................    8.63%     05/22/38        4,925,102
   10,950,000  American International Group, Inc. (GBP) (c) (d)................    5.75%     03/15/67       13,790,123
    5,000,000  CHUBB Corp. (a) (d).............................................    6.38%     03/29/67        5,143,750
   11,000,000  Glen Meadow Pass Through Trust (d) (e)..........................    6.51%     02/12/67        8,470,000
    6,500,000  Liberty Mutual Group, Inc. (d) (e)..............................    7.00%     03/15/37        5,882,500
    2,000,000  Lincoln National Corp. (a) (d)..................................    7.00%     05/17/66        1,960,000
    1,800,000  Lincoln National Corp. (a) (d)..................................    6.05%     04/20/67        1,687,500
                                                                                                         -------------
                                                                                                            46,785,245
                                                                                                         -------------

               MEDIA - 2.6%
    3,500,000  Cequel Communications Holdings I LLC/Cequel Capital Corp.
                (a)(e).........................................................    8.63%     11/15/17        3,797,500
    3,931,000  Clear Channel Communications, Inc. (a)..........................    5.50%     12/15/16        2,221,015
    1,800,000  Clear Channel Communications, Inc. (a)..........................    9.00%     03/01/21        1,638,000
      375,000  Clear Channel Worldwide Holdings, Inc. .........................    9.25%     12/15/17          412,969
    4,899,000  Clear Channel Worldwide Holdings, Inc. .........................    9.25%     12/15/17        5,370,528
      456,000  Clear Channel Worldwide Holdings, Inc. (e)......................    7.63%     03/15/20          445,740
    3,193,000  Clear Channel Worldwide Holdings, Inc. (e)......................    7.63%     03/15/20        3,177,035
                                                                                                         -------------
                                                                                                            17,062,787
                                                                                                         -------------
               SERVICES - 19.8%
    2,421,763  American Airlines Pass Through Trust 2001-01 ...................    7.38%     05/23/19        1,041,358
    5,526,948  American Airlines Pass Through Trust 2001-01 ...................    6.98%     05/23/21        5,029,522
    3,500,000  ARAMARK Corp. (a)...............................................    8.50%     02/01/15        3,591,910
    2,000,000  Ashtead Capital, Inc. (e).......................................    9.00%     08/15/16        2,097,500
    5,500,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc. ...........    9.63%     03/15/18        6,022,500
    1,426,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (a)........    8.25%     01/15/19        1,500,865

Page 8            See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)


   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY         VALUE
-------------  ----------------------------------------------------------------   -------   ----------   -------------
CORPORATE BONDS AND NOTES - (CONTINUED)
               SERVICES - (CONTINUED)
$   6,500,000  Beazer Homes USA, Inc. (a)......................................    8.13%     06/15/16    $   5,947,500
    5,948,280  Continental Airlines 2003-ERJ1 Pass Through Trust ..............    7.88%     07/02/18        5,948,280
    2,708,972  Continental Airlines 2005-ERJ1 Pass Through Trust ..............    9.80%     04/01/21        2,898,600
    1,776,488  Delta Air Lines 2009-1 Series B Pass Through Trust .............    9.75%     12/17/16        1,878,636
    7,000,000  Delta Air Lines, Inc. (e).......................................   12.25%     03/15/15        7,647,500
    5,986,000  Energysolutions, Inc., LLC .....................................   10.75%     08/15/18        6,240,405
    9,000,000  Harrah's Operating, Inc., Co. ..................................   10.00%     12/15/18        6,660,000
    8,000,000  Hertz (The) Corp. ..............................................    7.50%     10/15/18        8,620,000
    5,250,000  Iron Mountain, Inc. (a).........................................    8.38%     08/15/21        5,748,750
    3,500,000  Isle of Capri Casinos, Inc. (a).................................    7.75%     03/15/19        3,622,500
    5,000,000  K Hovnanian Enterprises, Inc. (a)...............................   10.63%     10/15/16        4,525,000
    8,000,000  MGM Resorts International ......................................   11.13%     11/15/17        9,100,000
    3,449,569  Northwest Airlines 2001-1 Class B Pass Through Trust ...........    7.69%     04/01/17        3,475,441
    1,780,000  Pulte Group, Inc. (a)...........................................    7.63%     10/15/17        1,913,500
    4,570,000  Pulte Group, Inc. (a)...........................................    7.88%     06/15/32        4,432,900
      587,000  RailAmerica, Inc. ..............................................    9.25%     07/01/17          617,818
    3,319,000  Shea Homes L.P./Shea Homes Funding Corp. (e)....................    8.63%     05/15/19        3,476,653
    5,500,000  Standard Pacific Corp. (a)......................................    8.38%     05/15/18        5,843,750
    3,863,391  UAL 2009-2B Pass Through Trust (e)..............................   12.00%     01/15/16        4,191,779
    7,000,000  United Air Lines, Inc. (e)......................................   12.00%     11/01/13        7,437,500
    1,121,000  United Rentals North America, Inc. .............................    9.25%     12/15/19        1,255,520
    3,713,000  United Rentals North America, Inc. (a)..........................    8.38%     09/15/20        3,926,497
      375,000  UR Financing Escrow Corp. (e)...................................    7.38%     05/15/20          394,688
      367,000  UR Financing Escrow Corp. (e)...................................    7.63%     04/15/22          389,020
    6,971,154  US Airways 2000-3C Pass Through Trust ..........................    8.39%     03/01/22        5,855,769
                                                                                                         -------------
                                                                                                           131,331,661
                                                                                                         -------------

               TECHNOLOGY & ELECTRONICS - 4.5%
    5,500,000  Alcatel-Lucent USA, Inc. (a)....................................    6.45%     03/15/29        4,056,250
    5,675,000  CommScope, Inc. (e).............................................    8.25%     01/15/19        6,086,437
    9,050,000  First Data Corp. (e)............................................    8.88%     08/15/20        9,887,125
    8,834,000  Freescale Semiconductor, Inc. (e)...............................   10.13%     03/15/18        9,894,080
                                                                                                         -------------
                                                                                                            29,923,892
                                                                                                         -------------

               TELECOMMUNICATIONS - 4.9%
    7,000,000  Frontier Communications Corp. (a)...............................    9.00%     08/15/31        6,702,500
    1,496,000  Hughes Satellite Systems Corp. (a)..............................    7.63%     06/15/21        1,628,770
    3,500,000  MetroPCS Wireless, Inc. (a).....................................    7.88%     09/01/18        3,605,000
   10,000,000  Sprint Capital Corp. (a)........................................    8.75%     03/15/32        8,525,000
    2,600,000  Sprint Nextel Corp. (e).........................................    9.13%     03/01/17        2,587,000
    6,000,000  Sprint Nextel Corp. (a).........................................    9.25%     04/15/22        6,000,000
    3,250,000  Viasat, Inc. (a)................................................    8.88%     09/15/16        3,534,375
                                                                                                         -------------
                                                                                                            32,582,645
                                                                                                         -------------

                           See Notes to Financial Statements              Page 9

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)


   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY         VALUE
-------------  ----------------------------------------------------------------   -------   ----------   -------------
CORPORATE BONDS AND NOTES - (CONTINUED)
               UTILITY - 2.8%
$   7,500,000  Calpine Corp. (e)...............................................    7.88%     07/31/20    $   8,212,500
    3,350,000  Energy Future Intermediate Holding Co., LLC/Energy Future
                  Intermediate Holding Finance, Inc. (a).......................   10.00%     12/01/20        3,714,312
    5,000,000  NRG Energy, Inc. ...............................................    8.25%     09/01/20        5,037,500
    2,150,000  Texas Competitive Electric Holdings Co. LLC/Texas Competitive
                  Electric Holdings Finance, Inc. (e)..........................   11.50%     10/01/20        1,343,750
                                                                                                         -------------
                                                                                                            18,308,062
                                                                                                         -------------
               TOTAL CORPORATE BONDS AND NOTES ......................................................      583,545,025
               (Cost $584,024,317

   PRINCIPAL
     VALUE
    (LOCAL                                                                        STATED     STATED          VALUE
   CURRENCY)                              DESCRIPTION                             COUPON    MATURITY     (US DOLLARS)
-------------  ----------------------------------------------------------------   -------   ----------   -------------


FOREIGN CORPORATE BONDS AND NOTES - 20.9%

              BANKING - 3.9%
    6,500,000 ABN AMRO Bank N.V. (EUR) (d).....................................    4.31%     03/29/49        6,392,794
    8,264,000 Egg Banking PLC (GBP) (d)........................................    7.50%     05/29/49       13,009,312
    3,300,000 IKB Deutsche Industriebank AG (EUR) (f)..........................    1.91%     05/28/13        3,822,175
      175,000 IKB Deutsche Industriebank AG (EUR) .............................    4.50%     07/09/13          208,482
    2,100,000 Mizuho Capital Investment, Ltd. (USD) (a) (d) (e)................   14.95%     12/29/49        2,598,788
                                                                                                         -------------
                                                                                                            26,031,551
                                                                                                         -------------

              BASIC INDUSTRY - 5.7%
    4,500,000 Aperam (USD) (e).................................................    7.38%     04/01/16        4,410,000
    3,451,000 Boart Longyear Management Pty., Ltd. (USD) (e)...................    7.00%     04/01/21        3,632,178
    4,645,000 Evraz Group SA (USD) (e).........................................    7.40%     04/24/17        4,691,450
    3,135,000 FMG Resources Pty, Ltd. (USD) (e)................................    7.00%     11/01/15        3,260,400
    1,000,000 INEOS Finance PLC (EUR) .........................................    9.25%     05/15/15        1,422,974
    4,000,000 INEOS Group Holdings PLC (EUR) ..................................    7.88%     02/15/16        4,897,678
    5,000,000 Novelis, Inc. (USD) (a)..........................................    8.75%     12/15/20        5,537,500
    4,200,000 Stora Enso Oyj (USD) (e).........................................    7.25%     04/15/36        3,654,000
    6,785,000 Vedanta Resources PLC (USD) (e)..................................    8.25%     06/07/21        6,513,600
                                                                                                         -------------
                                                                                                            38,019,780
                                                                                                         -------------

              CAPITAL GOODS - 0.6%
    3,000,000 Ardagh Packaging Finance (EUR) ..................................    9.25%     10/15/20        4,115,042
                                                                                                         -------------

              CONSUMER NON-CYCLICAL - 1.9%
    6,000,000 JBS Finance II Ltd. (USD) (e)....................................    8.25%     01/29/18        5,930,400
    3,770,000 Minerva Luxembourg SA (USD) (e)..................................   12.25%     02/10/22        4,033,900
   $3,000,000 Virgolino de Oliveira Finance Ltd. (USD) (e).....................   11.75%     02/09/22        2,857,500
                                                                                                         -------------
                                                                                                            12,821,800
                                                                                                         -------------

              ENERGY - 3.1%
    9,400,000 CHC Helicopter S.A. (USD) (e)....................................    9.25%     10/15/20        9,376,500
    5,600,000 OGX Petroleo e Gas Participacoes S.A. (USD) (e)..................    8.50%     06/01/18        5,838,000
    5,000,000 Petroleos de Venezuela SA (USD) .................................   12.75%     02/17/22        5,100,000
                                                                                                         -------------
                                                                                                            20,314,500
                                                                                                         -------------

Page 10                See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                        STATED     STATED          VALUE
   CURRENCY)                              DESCRIPTION                             COUPON    MATURITY     (US DOLLARS)
-------------  ----------------------------------------------------------------   -------   ----------   -------------
FOREIGN CORPORATE BONDS AND NOTES - (CONTINUED)
               INSURANCE - 1.4%
$   5,000,000  ING Groep N.V. (GBP) (d)........................................    5.14%     03/29/49    $   6,012,040
    3,500,000  Oil Insurance Ltd. (USD) (e) (f)................................    3.45%     12/29/49        3,366,675
                                                                                                         -------------
                                                                                                             9,378,715
                                                                                                         -------------

               SERVICES - 1.7%
    5,250,000  Hapag-Lloyd AG (USD) (e)........................................    9.75%     10/15/17        5,092,500
    5,755,000  Royal Caribbean Cruises Ltd. (USD) (a)..........................    7.50%     10/15/27        5,834,131
                                                                                                         -------------
                                                                                                            10,926,631
                                                                                                         -------------

               TELECOMMUNICATIONS - 1.8%
    2,857,000  En Germany Holdings B.V. (EUR) .................................   10.75%     11/15/15        3,800,711
    5,250,000  Intelsat Luxembourg S.A. (USD) (a)..............................   11.25%     02/04/17        5,460,000
    2,200,000  Intelsat Luxembourg S.A. (USD) (a) (g)..........................   11.50%     02/04/17        2,299,000
                                                                                                         -------------
                                                                                                            11,559,711
                                                                                                         -------------

               UTILITY - 0.8%
    5,000,000  Intergen N.V. (USD) (e).........................................    9.00%     06/30/17        5,156,250
                                                                                                         -------------
               TOTAL FOREIGN CORPORATE BONDS AND NOTES ..............................................      138,323,980
               (Cost $139,654,483)

   PRINCIPAL                                                                                 STATED
     VALUE                                DESCRIPTION                            RATE (h) MATURITY (i)       VALUE
-------------  ----------------------------------------------------------------  --------  ------------  -------------
SENIOR FLOATING-RATE LOAN INTERESTS - 4.3%

               AUTOMOTIVE - 2.1%
    7,208,320  Allison Transmission, Inc. .....................................    3.74%     08/07/17        7,208,320
    7,187,404  Federal Mogul Corp Term Loan B .................................    2.18%     12/27/14        6,956,257
                                                                                                         -------------
                                                                                                            14,164,577
                                                                                                         -------------

               ENERGY - 0.9%
    5,970,000  Meg Energy Term Loan ...........................................    4.00%     03/18/18        5,974,060
                                                                                                         -------------

               REAL ESTATE - 0.6%
    3,373,206  Realogy Initial Term Loan B ....................................    4.77%     10/10/16        3,135,867
      477,359  Realogy Synthetic Letter of Credit .............................    4.77%     10/10/16          443,772
                                                                                                         -------------
                                                                                                             3,579,639
                                                                                                         -------------

               SERVICES - 0.7%
    4,861,111  US Airways Term Loan (PP) ......................................    2.74%     03/23/14        4,636,285
                                                                                                         -------------
               TOTAL SENIOR FLOATING-RATE LOAN INTERESTS ............................................       28,354,561
                (Cost $28,308,413)

                           See Notes to Financial Statements             Page 11

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)

   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY         VALUE
-------------  ----------------------------------------------------------------   -------  ------------  -------------
ASSET-BACKED SECURITIES - 2.1%
               Ace Securities Corp.
$   3,800,670     Series 2007-HE2, Class A2A (f)...............................    0.36%     12/25/36    $   2,220,059
               Carrington Mortgage Loan Trust
    2,922,510     Series 2006-NC4, Class A5 (f)................................    0.30%     10/25/36        1,917,381
               HSI Asset Securitization Corp. Trust
    2,529,003     Series 2007-NC1, Class A1 (f)................................    0.34%     04/25/37        1,869,686
               Keycorp Student Loan Trust
    3,204,702     Series 2000-A, Class A2 (f)..................................    0.81%     05/25/29        2,928,540
               Morgan Stanley ABS Capital I
    1,451,273     Series 2006-HE6, Class A2B (f)...............................    0.34%     09/25/36        1,195,260
               Securitized Asset Backed Receivables LLC Trust
   10,310,195     Series 2006-FR4, Class A2A (f)...............................    0.32%     08/25/36        3,185,531
               Soundview Home Equity Loan Trust
    1,598,688     Series 2006-EQ2, Class A2 (f)................................    0.35%     01/25/37          823,764
                                                                                                         -------------
               TOTAL ASSET-BACKED SECURITIES ........................................................       14,140,221
                (Cost $18,530,331)

MORTGAGE-BACKED SECURITIES - 1.1%

               COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%
               Morgan Stanley Mortgage Loan Trust
    1,981,117     Series 2007-6XS, Class 2A1S (f)..............................    0.35%     02/25/47        1,648,289
               Wells Fargo Mortgage Backed Securities Trust
    4,316,290     Series 2006-AR7, Class 2A4 (f)...............................    2.62%     05/25/36        3,274,107
                                                                                                         -------------
                                                                                                             4,922,396
                                                                                                         -------------

               COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.4%
               Specialty Underwriting & Residential Finance
    2,945,626     Series 2006-BC4, Class A2B (f)...............................    0.35%     09/25/37        2,293,577
                                                                                                         -------------
               TOTAL MORTGAGE-BACKED SECURITIES .....................................................        7,215,973
                (Cost $7,838,575)

    SHARES                                           DESCRIPTION                                             VALUE
-------------  ---------------------------------------------------------------------------------------   -------------


COMMON STOCKS - 1.5%

               AUTOMOTIVE - 1.1%
      448,000  Ford Motor Co. ....................................................                           5,053,440
       98,768  General Motors Co. (j).............................................                           2,271,664
                                                                                                         -------------
                                                                                                             7,325,104
                                                                                                         -------------

               BANKING - 0.4%
       75,700  Citigroup, Inc. ...................................................                           2,501,128
                                                                                                         -------------
               TOTAL COMMON STOCKS................................................                           9,826,232
               (Cost $14,700,177)

WARRANTS - 0.3%

               AUTOMOTIVE - 0.3%
       77,608  General Motors Co. (j).............................................                           1,093,497
       77,608  General Motors Co. (j).............................................                             723,306
                                                                                                         -------------
               TOTAL WARRANTS ....................................................                           1,816,803
               (Cost $4,065,974)                                                                         -------------

Page 12              See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)


    SHARES                                           DESCRIPTION                                             VALUE
-------------  ---------------------------------------------------------------------------------------   -------------
SHORT-TERM INVESTMENTS - 0.5%
   3,527,871   Dreyfus Government Cash Management ...................................................    $   3,527,871
                                                                                                         -------------
               TOTAL SHORT-TERM INVESTMENTS .........................................................        3,527,871
               (Cost $3,527,871)                                                                         -------------
               TOTAL INVESTMENTS - 118.7% ...........................................................      786,750,666
               (Cost $800,650,141) (k)                                                                   -------------

   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY         VALUE
-------------  ----------------------------------------------------------------   -------  ------------  -------------
U.S. GOVERNMENT BONDS SOLD SHORT - (20.5%)
$(12,000,000)  United States Treasury Note  ...................................    0.25%     03/31/14     (12,000,468)
 (98,200,000)  United States Treasury Note ....................................    0.88%     02/28/17     (98,691,000)
 (25,000,000)  United States Treasury Note  ...................................    2.00%     02/15/22     (25,191,400)
                                                                                                         -------------
               TOTAL U.S. GOVERNMENT BONDS SOLD SHORT ...............................................    (135,882,868)
               (Cost $(135,424,422))                                                                     -------------
               NET OTHER ASSETS AND LIABILITIES - 1.8%...............................................       11,758,930
                                                                                                         -------------
               NET ASSETS - 100.0% ..................................................................    $ 662,626,728
                                                                                                         =============

-----------------------------

(a) This security or a portion of this security is segregated as collateral for investments sold short.

(b) Represents non-transferable trust units established per General Motors Corp. reorganization to facilitate future distributions, if any, of General Motors stock and/or warrants for disputed unresolved claims. These units were received in exchange for the previously owned General Motors 8.375% Corporate Notes that were scheduled to mature on 7/15/33.

(c) Security issued by a U.S. incorporated entity, that has its principal value denominated in the listed foreign currency.

(d) Fixed-to-floating rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2012. At a predetermined date, the fixed rate will change to a floating rate.

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2012, securities noted as such amounted to $208,756,676, or 31.50% of net assets.

(f) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2012.

(g) This security is a Payment-in-Kind ("PIK")/Toggle Note whereby interest will be paid either in cash or PIK until 2/15/13. If the interest is paid in PIK then the coupon is 100 basis points higher than the stated coupon rate.

(h) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum base LIBOR rate.

(i) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(j)   Non-income producing security.

(k) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $18,772,871 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $32,672,346.

 N/A  Not Applicable.


                          See Notes to Financial Statements              Page 13

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)

Currency Abbreviations:
      EUR   Euro Dollar
      GBP   British Pound Sterling
      USD   United States Dollar


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                          ASSETS TABLE

                                                                                          LEVEL 2            LEVEL 3
                                                    TOTAL             LEVEL 1           SIGNIFICANT        SIGNIFICANT
                                                  VALUE AT            QUOTED            OBSERVABLE        UNOBSERVABLE
                                                  4/30/2012           PRICES              INPUTS             INPUTS
                                             -----------------   ----------------    ----------------     ----------------
Corporate Bonds and Notes*..................  $    583,545,025   $             --    $    583,545,025     $             --
Foreign Corporate Bonds and Notes*..........       138,323,980                 --         138,323,980                   --
Senior Floating-Rate Loan Interests*........        28,354,561                 --          28,354,561                   --
Asset-Backed Securities.....................        14,140,221                 --          14,140,221                   --
Mortgage-Backed Securities:
   Collateralized Mortgage Obligations......         4,922,396                 --           4,922,396                   --
   Commercial Mortgage-Backed Securities....         2,293,577                 --           2,293,577                   --
Common Stocks* .............................         9,826,232          9,826,232                  --                   --
Warrants*      .............................         1,816,803          1,816,803                  --                   --
Short-Term Investments......................         3,527,871          3,527,871                  --                   --
                                             -----------------   ----------------    ----------------     ----------------
Total Investments...........................       786,750,666         15,170,906         771,579,760                   --
                                             -----------------   ----------------    ----------------     ----------------
Other Financial Instruments:
Forward Foreign Currency Contracts**........            18,552                 --              18,552                   --
                                             ----------------    ----------------    ----------------     ----------------

Total ......................................  $    786,769,218  $       15,170,906   $    771,598,312     $             --
                                             =================  ==================   ================     ================

                                          LIABILITIES TABLE
                                                                                          LEVEL 2            LEVEL 3
                                                    TOTAL             LEVEL 1           SIGNIFICANT        SIGNIFICANT
                                                  VALUE AT            QUOTED            OBSERVABLE        UNOBSERVABLE
                                                  4/30/2012           PRICES              INPUTS             INPUTS
                                             -----------------   ----------------    ----------------     ----------------
U.S. Government Bonds Sold Short............  $  (135,882,868)   $             --    $  (135,882,868)     $             --
Forward Foreign Currency Contracts**........         (895,204)                 --           (895,204)     $             --
                                             -----------------   ----------------    ----------------     ----------------
Total.......................................     (136,778,072)   $             --    $  (136,778,072)     $             --
                                             =================  ==================   ================     ================



*  See the Portfolio of Investments for industry breakout.
** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

Page 14              See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)

                              FORWARD FOREIGN CURRENCY CONTRACTS
               -----------------------------------------------------------------
                                                                      PURCHASE             SALE           UNREALIZED
SETTLEMENT                          AMOUNT           AMOUNT         VALUE AS OF        VALUE AS OF      APPRECIATION/
   DATE         COUNTERPARTY     PURCHASED (a)      SOLD (a)       APRIL 30, 2012    APRIL 30, 2012    (DEPRECIATION)
----------    ----------------  --------------   --------------   ----------------   ----------------   --------------
06/08/12        JPM             GBP  1,460,000   USD  2,350,270   $      2,368,822   $     2,350,270    $       18,552
06/08/12        JPM             USD 47,310,531   EUR 36,042,000         47,310,531        47,716,753          (406,222)
06/08/12        JPM             USD 38,572,243   GBP 24,075,000         38,572,243        39,061,225          (488,982)
                                                                                                        --------------
Net Unrealized Appreciation (Depreciation)..........................................................    $     (876,652)
                                                                                                        ==============

(a) Please see page 14 for currency descriptions...............................

Counterparty Abbreviations:
JPM  JPMorgan Chase


                         See Notes to Financial Statements               Page 15

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2012 (UNAUDITED)

ASSETS:
Investments, at value
     (Cost $800,650,141)...........................................................................   $ 786,750,666
Foreign currency (Cost $56,256)....................................................................          57,038
Unrealized appreciation on forward foreign currency contracts......................................          18,552
Prepaid expenses...................................................................................          34,993
Receivables:.......................................................................................
     Interest......................................................................................      15,586,269
     Investment securities sold....................................................................         324,357
     Dividends.....................................................................................          22,400
                                                                                                      -------------
        Total Assets...............................................................................     802,794,275
                                                                                                      -------------
LIABILITIES:
Investments sold short, at value (proceeds $135,424,422)...........................................     135,882,868
Unrealized depreciation on forward foreign currency contracts......................................         895,204
Payables:
     Due to custodian..............................................................................       2,373,537
     Investment advisory fees......................................................................         539,234
     Interest on investments sold short............................................................         251,660
     Custodian fees................................................................................          72,382
     Investment securities purchased...............................................................          54,363
     Administrative fees...........................................................................          42,888
     Audit and tax fees............................................................................          31,686
     Legal fees....................................................................................          10,600
     Transfer agent fees...........................................................................           4,678
     Trustees' fees and expenses...................................................................           4,168
     Financial reporting fees......................................................................             771
     Printing fees.................................................................................             412
Other liabilities..................................................................................           3,096
                                                                                                      -------------
        Total Liabilities..........................................................................     140,167,547
                                                                                                      -------------
NET ASSETS.........................................................................................   $ 662,626,728
                                                                                                      =============
NET ASSETS CONSIST OF:
Paid-in capital....................................................................................   $ 687,401,566
Par value..........................................................................................         360,561
Accumulated net investment income (loss)...........................................................       7,894,430
Accumulated net realized gain (loss) on investments, forward foreign currency contracts,
    foreign currency transactions, investments sold short, futures and swap contracts..............     (17,800,289)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts,
    foreign currency translation and investment sold short.........................................     (15,229,540)
                                                                                                      -------------
NET ASSETS.........................................................................................   $ 662,626,728
                                                                                                      =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...............................   $       18.38
                                                                                                      =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)........      36,056,159
                                                                                                      =============


Page 16              See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)

INVESTMENT INCOME:
Interest...........................................................................................     $   31,683,148
Dividends..........................................................................................             46,314
Other..............................................................................................            145,516
                                                                                                        --------------
        Total investment income....................................................................         31,874,978
                                                                                                        --------------
EXPENSES:
Investment advisory fees...........................................................................          3,180,382
Interest expense on investments sold short.........................................................          2,152,028
Short sale fees....................................................................................            521,533
Administrative fees................................................................................            253,419
Printing fees......................................................................................             69,313
Custodian fees.....................................................................................             54,907
Legal fees.........................................................................................             46,892
Audit and tax fees.................................................................................             27,285
Trustees' fees and expenses........................................................................             22,935
Transfer agent fees................................................................................             15,758
Financial reporting fees...........................................................................              4,625
Other..............................................................................................             93,579
        Total expenses.............................................................................          6,442,656
                                                                                                        --------------
NET INVESTMENT INCOME (LOSS).......................................................................         25,432,322
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
     Investments...................................................................................         (4,618,855)
     Forward foreign currency contracts............................................................         (1,270,510)
     Foreign currency transactions.................................................................             (7,090)
     Short sales...................................................................................        (12,032,166)
     Swap contracts................................................................................            128,332
                                                                                                        --------------
Net realized gain (loss)...........................................................................        (17,800,289)
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) on:
     Investments...................................................................................         28,794,904
     Forward foreign currency contracts............................................................          2,837,636
     Foreign currency translation..................................................................              4,657
     Short positions...............................................................................          9,707,918
     Swap contracts................................................................................            116,273
                                                                                                        --------------
Net change in unrealized appreciation (depreciation)...............................................         41,461,388
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................         23,661,099
                                                                                                        --------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...................................     $   49,093,421
                                                                                                        ==============


                         See Notes to Financial Statements               Page 17

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS
                                                                                          ENDED              YEAR
                                                                                        4/30/2012           ENDED
                                                                                       (UNAUDITED)        10/31/2011
                                                                                     ---------------     --------------
OPERATIONS:
Net investment income (loss).....................................................   $    25,432,322      $  53,491,536
Net realized gain (loss).........................................................       (17,800,289)         9,062,128
Net change in unrealized appreciation (depreciation).............................        41,461,388        (71,921,171)
                                                                                    ---------------      -------------
Net increase (decrease) in net assets resulting from operations..................        49,093,421         (9,367,507)
                                                                                    ---------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................................................       (23,115,802)       (52,948,469)
Net realized gain................................................................        (5,765,181)                --
Return of capital................................................................                --                 --
                                                                                    ---------------      -------------
Total distributions to shareholders..............................................       (28,880,983)       (52,948,469)
                                                                                    ---------------      -------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold.................................................                --         42,037,630(a)
Proceeds from Common Shares reinvested...........................................                --                 --
Offering costs...................................................................                --             88,650
                                                                                    ---------------      -------------
Net increase (decrease) in net assets resulting from capital transactions........                --         42,126,280
                                                                                    -----------------    -------------
Total increase (decrease) in net assets..........................................        20,212,438        (20,189,696)
NET ASSETS:
Beginning of period..............................................................       642,414,290        662,603,986
                                                                                    ---------------      -------------
End of period....................................................................   $   662,626,728      $ 642,414,290
                                                                                    ===============      =============
Accumulated net investment income (loss) at end of period........................   $     7,894,430      $   5,577,910
                                                                                    ===============      =============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.............................................        36,056,159         33,855,236
Common Shares sold...............................................................                --          2,200,923(a)
Common Shares issued as reinvestment under the Dividend Reinvestment Plan........                --                 --
                                                                                    ---------------      -------------
Common Shares at end of period...................................................        36,056,159         36,056,159
                                                                                    ===============      =============

-----------------------------
(a) Represents shares sold from the over allotment option of the initial public offering. The shares were sold on November 11, 2010, the trade date, at the initial offering price of $19.10, which differed from the closing common share price of $20.02 and the closing NAV per share of $19.77 on that date.

Page 18                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations..................   $    49,093,421
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:......................
     Purchases of investments....................................................      (191,227,612)
     Borrowed investments sold short.............................................      (232,429,812)
     Sales, maturities and paydowns of investments...............................       240,596,779
     Borrowed investments purchased..............................................       181,367,555
     Receipt for swap contracts closed...........................................         1,258,566
     Net amortization/accretion of premiums/discounts on investments.............           226,974
     Net realized gain/loss on investments.......................................         4,618,855
     Net realized gain/loss on investments sold short............................        12,032,166
     Net change in unrealized appreciation/depreciation on forward
        foreign currency contracts...............................................        (2,837,636)
     Net change in unrealized appreciation/depreciation on securities sold short.        (9,707,918)
     Net change in unrealized appreciation/depreciation on investments...........       (28,794,904)
     Net change in unrealized appreciation/depreciation on swap contracts........          (116,273)
CHANGES IN ASSETS AND LIABILITIES:
     Decrease in interest receivable.............................................         1,637,339
     Decrease in swap contracts sold receivable..................................         1,293,751
     Increase in dividends receivable............................................           (22,400)
     Increase in prepaid expenses................................................            (1,159)
     Decrease in interest payable on investments sold short......................          (448,537)
     Increase in investment advisory fees payable................................            24,635
     Decrease in audit and tax fees payable......................................           (22,499)
     Decrease in legal fees payable..............................................            (1,729)
     Decrease in printing fees payable...........................................           (34,245)
     Increase in administrative fees payable.....................................             1,729
     Increase in custodian fees payable..........................................            45,189
     Increase in transfer agent fees payable.....................................             1,106
     Increase in Trustees' fees and expenses payable.............................               876
     Decrease in other liabilities...............................................            (2,390)
                                                                                    ---------------
CASH PROVIDED BY OPERATING ACTIVITIES............................................                        $  26,551,827
                                                                                                         -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to Common Shareholders from net realized gain.................        (5,765,181)
     Distributions to Common Shareholders from net investment income.............       (23,115,802)
                                                                                    ---------------
CASH USED BY FINANCING ACTIVITIES................................................                          (28,880,983)
                                                                                                         -------------
Decrease in cash (a).............................................................                           (2,329,156)
Cash at beginning of period......................................................                               12,657
                                                                                                         -------------
Cash at end of period............................................................                        $  (2,316,499)
                                                                                                         =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees................................                        $   2,600,565
                                                                                                         =============

-----------------------------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $4,657.

                         See Notes to Financial Statements               Page 19

FIRST TRUST HIGH INCOME LONG/SHORT FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                       SIX MONTHS
                                                          ENDED                  YEAR                 YEAR
                                                        4/30/2012                ENDED                ENDED
                                                       (UNAUDITED)            10/31/2011         10/31/2010 (a)
                                                    -----------------      ----------------     -----------------
Net asset value, beginning of period ..........     $           17.82     $           19.57     $           19.10 (b)
                                                    -----------------      ----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..................                  0.71                 1.480                   .08
Net realized and unrealized gain (loss) .......                  0.65                 (1.72)                 0.42
                                                    -----------------      ----------------     -----------------
Total from investment operations ..............                  1.36                 (0.24)                 0.50
                                                    -----------------      ----------------     -----------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .........................                 (0.64)                (1.47)                   --
Net realized gain .............................                 (0.16)                   --                    --
Return of capital .............................                    --                    --                    --
                                                    -----------------      ----------------     -----------------
Total from distributions ......................                 (0.80)                (1.47)                   --
                                                    -----------------      ----------------     -----------------
Common Shares offering costs charged to
   paid-in capital ............................                  --                      --                 (0.03)
                                                    -----------------      ----------------     -----------------
Capital charge resulting from issuance of
   Common Shares related to over allotment ....                  --                   (0.04)                   --
                                                    -----------------      ----------------     -----------------
Net asset value, end of period ................     $           18.38     $           17.82     $           19.57
                                                    =================     =================     =================
Market value, end of period ...................     $           18.20     $           16.63     $           20.01
                                                    =================     =================     =================
TOTAL RETURN BASED ON NET ASSET VALUE (c)......                  8.14%                (1.27)%                2.46%
                                                    =================     =================     =================
TOTAL RETURN BASED ON MARKET VALUE (c).........                 14.74%                (9.89)%                0.05%
                                                    =================     =================     =================

------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........    $         662,627     $         642,414     $         662,604
Ratio of total expenses to average net assets ..                 2.03%(d)              2.09%                 1.46%(d)
Ratio of net expenses to average net assets
   excluding interest expense ..................                 1.35%(d)              1.29%                 1.33%(d)
Ratio of net investment income (loss) to
   average net assets ..........................                 8.00%(d)              7.78%                 4.98%(d)
Portfolio turnover rate ........................                   10%                   18%                    0%
------------------------------------------------


(a) Initial seed date was August 20, 2010. The Fund commenced operations on September 27, 2010.

(b) Beginning NAV is net of sales load of $0.90 per share from the initial offering.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) Annualized.



Page 20            See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 APRIL 30, 2012


                              1. FUND DESCRIPTION

First Trust High Income Long/Short Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to provide current income. The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, "corporate fixed-income securities" include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, senior floating-rate loan participations, commitments and assignments ("Senior Loans"), payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC ("MacKay" or the "Sub-Advisor") believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index"). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund's long positions, either directly or through derivatives, may total up to 130% of the Fund's Managed Assets. The Fund's short positions, either directly or through derivatives, may total up to 30% of the Fund's Managed Assets. "Managed Assets" means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund's liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

     Corporate bonds, notes, U.S. Government Securities, Mortgage-backed Securities ("MBS"), Asset-backed Securities ("ABS") and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

        1) benchmark yields;

        2) reported trades;

        3) broker/dealer quotes;

        4) issuer spreads;

        5) benchmark securities;

        6) bids and offers; and

        7) reference data including market research publications.

     A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 APRIL 30, 2012


     Common stocks, and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

     Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

     Securities traded in the over-the-counter market are valued at their closing bid prices.

     Credit default swaps, if any, are valued using a pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

     The Senior Loans held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses broker quotes to value the Senior Loans.

     Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

     Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

        1) the fundamental business data relating to the issuer;

        2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

        3) the type, size and cost of a security;

        4) the financial statements of the issuer;

        5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

        6) the information as to any transactions in or offers for the security;

        7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

        8) the coupon payments;

        9) the quality, value and salability of collateral, if any, securing the security;

       10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

       11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

       12) other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 APRIL 30, 2012

   o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

     o Quoted prices for similar investments in active markets.

     o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

     o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

     o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

   o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investments.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2012, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2012, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation/(depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain
(loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the six months ended April 30, 2012, the open and close notional values of forward foreign currency contracts were $863,048,539 and $(861,826,839), respectively.

D. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 APRIL 30, 2012


E. SHORT SALES:

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When a short sale is engaged in, the security sold short must be borrowed and delivered to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

F. CREDIT DEFAULT SWAPS:

The Fund may enter into credit default swap contracts ("CDS") for investment purposes or to manage credit risk. A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Credit default swap contracts are marked to market daily based upon quotations from brokers, market makers or an independent pricing service and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received.

During the six months ended April 30, 2012, the open and close notional values of credit default swap contracts were $0 and $(14,500,000), respectively.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP .. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary difference, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 APRIL 30, 2012


The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows:

Distributions paid from:

Ordinary income.......................................   $ 52,948,469
Capital gain .........................................             --
Return of capital ....................................             --

As of October 31, 2011, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income ........................   $  7,599,425
Undistributed capital gains ..........................          9,358
.......................................................   ------------
Total undistributed earnings .........................      7,608,783
Accumulated capital and other losses .................         20,020
Net unrealized appreciation (depreciation) ...........    (52,976,640)
.......................................................   ------------
Total accumulated earnings (losses) ..................    (45,347,837)
Other ................................................             --
Paid-in capital ......................................    687,762,127
.......................................................   ------------
Net assets ...........................................   $642,414,290
                                                         ============

H. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2011, the Fund had no capital loss carryforward for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2010 and 2011 remain open to federal and state audit. As of April 30, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES:

The Fund will pay all expenses directly related to its operations.

J. ACCOUNTING PRONOUNCEMENTS:

In May 2011, the the Financial Accounting Standards Board ("FASB") issued ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 APRIL 30, 2012


MacKay serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Fund and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended April 30, 2012 were $81,192,329 and $134,401,407, respectively.

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             6. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 APRIL 30, 2012


industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities, the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high-yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

SHORT SELLING RISK: Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On May 21, 2012, the Fund declared a dividend of $0.1335 per share to Common Shareholders of record on June 5, 2012, payable June 15, 2012.

On June 20, 2012, the Fund declared a dividend of $0.1335 per share to Common Shareholders of record on July 5, 2012, payable July 16, 2012.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2012 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

       (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

       (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2012 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 8, 2012, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2012 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust High Income Long/Short Fund as Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2015. The number of votes cast in favor of Mr. Erickson was 32,666,816, the number of votes against was 754,614 and the number of abstentations was 2,634,729. The number of votes cast in favor of Mr. Kadlec was 32,669,966, the number of votes against was 751,464 and the number of abstentations was 2,634,729. James A. Bowen, Niel B. Nielson and Robert F. Keith are the other current and continuing Trustees.

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


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


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



FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
MacKay Shields LLC
9 West 57th Street
New York, NY  10019

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)             First Trust High Income Long/Short Fund
                ----------------------------------------------------------

By (Signature and Title)*  /s/ Mark R. Bradley
                          -----------------------------------------
                          Mark R. Bradley, President and Chief Executive Officer (principal executive officer)

Date June 25, 2012
     ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Mark R. Bradley
                          -----------------------------------------
                          Mark R. Bradley, President and Chief Executive Officer (principal executive officer)

Date June 25, 2012
     ---------------------------


By (Signature and Title)*  /s/ James M. Dykas
                          -----------------------------------------
                          James M. Dykas, Treasurer, Chief Financial
                          Officer and Chief Accounting Officer
                          (principal financial officer)

Date June 25, 2012
     ---------------------------

* Print the name and title of each signing officer under his or her signature.